                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 14, 2001
                                                        -----------------



                               ILEX ONCOLOGY, INC.
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             (Exact name of registrant as specified in its charter)


                 Delaware                                0-23413                       94-3123681
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(State or other jurisdiction of incorporation)   (Commission File Number)   (IRS Employer Identification No.)


4545 Horizon Hill Blvd., San Antonio, Texas                           78229
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 (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code: (210) 949-8200



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         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On November 14, 2001, ILEX Oncology, Inc. (the "Company") entered into an underwriting agreement with CIBC World Markets Corp., UBS Warburg LLC and U.S. Bancorp Piper Jaffray Inc., as representatives of the several underwriters named therein (collectively, the "Underwriters"), with respect to the issue and sale by the Company, and the purchase by the Underwriters, of an aggregate of 5,000,000 shares of the Company's common stock, $.01 par value per share, plus up to an additional 750,000 shares subject to the Underwriters' over-allotment option (collectively, the "Shares"), under a Registration Statement on Form S-3 (Registration No. 333-72396). On November 14, 2001, the Company also issued a press release relating to the pricing of the offering of the Shares. The offering closed on November 20, 2001.

         The underwriting agreement and the press release are attached hereto as Exhibits 1.1 and 99.1, respectively, and are incorporated herein by reference.

ITEM 7(c). EXHIBITS.

         1.1 Underwriting Agreement, dated November 14, 2001, between the Company and the Underwriters

         99.1 Press release dated November 14, 2001



                                      -2-
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ILEX ONCOLOGY, INC.



                                    By /s/ Gregory L. Weaver
                                      ------------------------------------------
                                      Gregory L. Weaver
                                      Vice President and Chief Financial Officer


DATE: November 20, 2001




                                       -3-



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                                 EXHIBIT INDEX


  EXHIBIT
  NUMBER                          DESCRIPTION
 --------                         ----------

   1.1        Underwriting Agreement, dated November 14, 2001, between the
              Company and the Underwriters

   99.1       Press release dated November 14, 2001